Confidential Treatment
Exhibit 10.24
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO REGISTRANT’S APPLICATION OBJECTING TO DISCLOSURE AND REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406. THE OMITTED PORTIONS HAVE BEEN MARKED WITH BRACKETS.
Policyholder No. 811357
Group Accident and Health
Insurance Policy
a contract between
Aetna Life Insurance Company
(A Stock Company herein called Aetna)
and
Strategic Outsourcing Inc.
(Policyholder)

Policy Number:	GP-811357

Date of issue:	March 1, 2007

To take effect:	March 1, 2007

Policy delivered in:	Florida
This policy will be construed in line with the law of the jurisdiction in which it is delivered.
Based on timely premium payments by the Policyholder, Aetna agrees with the Policyholder, to pay benefits in line with the policy terms.
The duties and the rights of all persons will be based solely on policy terms. This policy is non-participating.
Signed at Aetna’s Home Office in Hartford, Connecticut on the date of issue

Ronald A. Williams
Chairman, Chief Executive Officer, and President

GR-29	Aetna Life Insurance Company	Face Page
ED. 8-87	151 Farmington Avenue	207976
	Hartford, Connecticut 06156
	860-273-0123

Index

Policy Contents
Part I
     Eligible Classes
     Changes
     Special Provisions
Part II
     Policyholder and Insurance Company Matters

GR-29
0040
ED. 7-73	Page 9000	F208015

Policy Contents

This policy consists of:
     The Face Page, Index, this Policy Contents page, and all the provisions of Parts I and II; and
     The provisions found in the Certificate(s) listed in this section.
The words “you” or “your” in any Certificate included in this policy, will refer to a covered Employee,
The Certificate(s) included in this policy are as follows;
     A “Certificate” consists of a Certificate Base document (“Cert. Base”) and any Summary of Coverage (“SOC”) or Certificate Rider (“Rider”) which may be issued to support or amend the Cert. Base.

Eligible Group and/or
Identification	Issue Date	Effective Date	Type of Coverage

Cert. Base: 1	April 1, 2007	March 1, 2007	OA MC
SOC: 1A	April 1, 2007	March 1, 2007	OA MC 500
SOC: IB	April 1, 2007	March 1, 2007	OA MC 1000

Cert. Book: 2	April 1, 2007	March 1, 2007	HDHP 1500
SOC: 2A	April 1, 2007	March 1, 2007	HOHP 1500

Cert. Book: 3	April 1, 2007	March 1, 2007	Open Choice
SOC: 3A	April 1, 2007	March 1, 2007	Open Choice 1000
SOC: 3B	April 1, 2007	March 1, 2007	Open Choice 500

Rider 1	April 1, 2007	March 1, 2007	New York ET
Rider 2	April 1, 2007	March 1, 2007	Connecticut ET
Rider 3	April 1, 2007	March 1, 2007	New Jersey ET
Rider 4	April 1, 2007	March 1, 2007	Arizona ET
Rider 5	April 1, 2007	March 1, 2007	California ET
Rider 6	April 1, 2007	March 1, 2007	Texas ET
Rider 7	April 1, 2007	March 1, 2007	South Carolina ET
Rider 8	April 1, 2007	March 1, 2007	North Carolina ET
Rider 9	April 1, 2007	March 1, 2007	Alabama ET
Rider 10	April 1, 2007	March 1, 2007	Arkansas ET
Rider 11	April 1, 2007	March 1, 2007	Colorado ET
Rider 12	April 1, 2007	March 1, 2007	Georgia ET
Rider 13	April 1, 2007	March 1, 2007	Iowa ET
Rider 14	April 1, 2007	March 1, 2007	Illinois ET
Rider 15	April 1, 2007	March 1, 2007	Indiana ET
Rider 16	April 1, 2007	March 1, 2007	Massachusetts ET
Rider 17	April 1, 2007	March 1, 2007	Maryland ET
Rider 18	April 1, 2007	March 1, 2007	Missouri ET

GR-29
1508
ED. 10-96	Page 9010	205478

Eligible Group and/or
Identification	Issue Date	Effective Date	Type of Coverage

Rider 19	April 1, 2007	March 1, 2007	Mississippi ET
Rider 20	April 1, 2007	March 1, 2007	Ohio ET
Rider 21	April 1, 2007	March 1, 2007	Oklahoma ET
Rider 22	April 1, 2007	March 1, 2007	Pennsylvania ET
Rider 23	April 1, 2007	March 1, 2007	Tennessee ET
Rider 24	April 1, 2007	March 1, 2007	Virginia ET
Rider 25	April 1, 2007	March 1, 2007	Kentucky ET
Rider 26	April 1, 2007	March 1, 2007	Louisiana ET
Rider 27	April 1, 2007	March 1, 2007	Nevada ET
Rider 28	April 1, 2007	March 1, 2007	New Hampshire ET
Rider 29	April 1, 2007	March 1, 2007	New Mexico ET
Rider 30	April 1, 2007	March 1, 2007	Maine ET
Rider 31	April 1, 2007	March 1, 2007	South Dakota ET

GR-29W
1508
ED. 6-86	Page 9010.1	208246

Part I

Eligible Classes
All classes of employees of a Member Employer are eligible except those who are:
     Part-time;
     Temporary;
     Substitute; or
     In a class for which a Certificate is not in this policy.
An employee is eligible only for the coverages shown in the Certificate which applies to his class.
If a Member Employer is a partnership or proprietorship, each of its natural-person partners, or the proprietor, will be deemed to be an employee. This applies only if the person is working on a mostly full-time basis for the Employer.

GR-29
0150
ED. 7-73	Page 9050	205823

Change in Amounts
Employee Coverage
Earnings, Status, Schedule, or Benefit Level Change
If, for any reason and at any time, the employee’s rate of earnings, or the employee’s status, or any schedule, or the level of any benefit is changed, the amount of his or her coverage will be changed to the new amount.
A retroactive change in an employee’s rate of earnings or status will not result in a retroactive change in coverage. Any change in coverage will be effective on the date the change in earnings or status is made.

GR-29
0190
ED. 7-96	Page 9060	F207664

Change In Amounts (Continued)
Dependent Coverage
Status, Schedule, or Benefit Level Change
If, for any reason and at any time, a dependent’s status, any schedule, or the level of any benefit for a dependent is changed so as to warrant an amount of coverage for a dependent other than that then in force, the amount of a dependent’s coverage will be changed to the new amount.

GR-29
0190
ED. 7-96	Page 9065	207726

Other Changes
Employee Coverage
Change in Eligibility Date
An increase in any required period of service will apply only to an employee who enters service on or after the effective date of the increase. A decrease in any required period of service will permit an employee to become eligible on the effective date of the decrease if he or she then has worked the new period of service. Otherwise he or she is eligible on the date he or she completes it.
Change in Age Reduction Rule
If an Age Reduction Rule is changed and an employee is eligible for an increase in coverage due to such change, such increase shall be effective only if Aetna gives its written consent.
Employee And Dependent Coverage
Addition or Deletion of a Benefit
Except as set forth in the next paragraph, if any benefit becomes applicable to an employee or a dependent who is already covered under the policy, that person will be eligible for that benefit right away. Coverage will be effective in line with the Effective Date provisions.
If any benefit no longer applies to an employee or a dependent, coverage for that benefit will stop right away for that person.

GR-29
0190
ED. 7-96	Page 9070	F207644A

Special Provisions
Effect of Prior Coverage — Transferred Business
If the coverage of any family member under one or more benefit sections replaces any prior coverage in effect for the member, the rules below will apply.
“Prior Coverage” is any plan of group health benefits coverage carried or sponsored by a Member Employer or its predecessor. It was provided by any carrier other than Aetna (i.e., transferred business). It has been replaced as a whole or in part, as to the class of employees of which the employee is a member, by coverage under one or more benefit sections of this policy. Any such plan shall be “prior coverage” whether provided by group insurance or by any other arrangement of group coverage.
A “like benefit” of the prior coverage means:
     Any benefit payable under any prior group medical, dental, or other health plan for medical or dental treatment.
As to any Major Medical, Comprehensive Medical, or Comprehensive Dental Expense Benefits:
If part or all of a covered family member’s Deductible, under any section of his or her prior coverage that provides one or more of these benefits, has been applied against covered expenses incurred by him or her during the 90 day period right before the date his or her coverage goes into effect, his or her Deductible under any Major Medical, Comprehensive Medical, or Comprehensive Dental Expense Benefits for the calendar year in which he or she becomes covered will be reduced by the amount so applied.
If such benefit has a Personal Payment Limit or a Family Payment Limit and any section of the prior coverage had a similar limit and any expenses were applied against those similar limits during the calendar year in which the family member’s coverage goes into effect, the Personal Payment Limit and the Family Payment Limit under any Major Medical, Comprehensive Medical, or Comprehensive Dental Expense Benefits for the calendar year in which he or she becomes covered will be reduced by the amount so applied.

GR-29
0990		209457
ED. 7-73	Page 9074	FL

Special Provisions (Continued)
Effect of Prior Coverage — Transferred Business (Continued)
If the family member had, during the calendar year in which his or her coverage goes into effect, reached any Personal Payment Limit or Family Payment Limit under the prior coverage, any higher limits under this policy will not apply to the family member until the calendar year following the calendar year in which his or her coverage goes into effect.

GR-29
0990		F207847
ED. 7-73	Page 9075	FL

Special Provisions (Continued)
Effect of Prior Coverage — Transferred Business (Continued)
Any Employee Coverage or Dependent Coverage which becomes effective under the terms of this section will not be in effect and benefits will not be available as to a disease or injury for which benefits:
are available; or
would be available in the absence of coverage under this policy;
under any extension of benefits provision of the prior coverage until the end of the period for which such benefits:
are available; or
would be available in the absence of any coverage under this policy;
under such extension of benefits.
As to each family member to whom the 2 prior paragraphs apply:

GR-29
0990		209459
ED. 7-96	Page 9076.1	FL

Special Provisions (Continued)
Effect of Prior Coverage — Transferred Business (Continued)
No benefits will be payable under this policy with respect to any expenses which are covered in whole or in part under any extension of benefits under the prior coverage because of total disability.
The Policyholder will be liable for the premium required by Aetna for the terms of this provision to apply to the covered family member.
Coverage under this provision will continue only for the period of time agreed to by Aetna and the Policyholder.
This provision will terminate as to an employee if his or her coverage terminates.
If he or she stays insured or again becomes eligible, this policy will apply to him or her as though this provision were not included.

GR-29
0990
ED. 7-73	Page 9077	209428

Part II
Policyholder and Insurance Company Matters
Declarations
The first “policy month” starts on March 1, 2007.
Each subsequent policy month starts on the first of a calendar month.
The first “policy year” starts on March 1, 2007 and ends on February 28, 2008.
Each subsequent policy year starts on March 1. It ends on February 28.
Member Employers
Member Employers are those employers which are included under this policy by written agreement between the Policyholder and Aetna.
An employer may be a Member Employer if not against the law of the jurisdiction in which this policy is delivered.
The Policyholder may act for all Member Employers in all policy matters. Each such act, or agreement made between Aetna and the Policyholder, or notice given by one to the other will be binding on ail the Employers.
Clerical Error
A clerical error in keeping records; or a delay in making an entry; will not alone decide if insurance is valid. An equitable adjustment in premiums will be made when the error or delay is found. If the clerical error affects:
the existence; or
amount:
of insurance, the facts as determined by Aetna will be used to decide if insurance is in force and its amount.
Misstatements
If any fact as to a person to whom the insurance relates is found to have been misstated, a fair change in premiums will be made. If the misstatement affects the existence or amount of insurance, the true facts will be used to decide if insurance is in force and its amount.

GR-29
1150,1150-1
ED. 1-02	Page 9080	205333

Policyholder and Insurance Company Matters (Continued)
Duties of the Policyholder
The Policyholder and each Member Employer must give Aetna such information as Aetna may reasonably require to administer this policy and must agree to:
Maintain a reasonably complete record of such information in electronic or hard copy format, including but not limited to:
evidence of eligibility;
changes to such elections; and
terminations;
for at least seven years or until the final rights and duties under this policy have been resolved; and to make such information available to Aetna upon request.
Obtain from:
the Policyholder; and
each Member Employer.
a “Disclosure of Healthcare Information” authorization in the form currently being used by Aetna in the enrollment process; or such other form as Aetna may reasonably approve.
The information shall be provided when requested:
on Aetna forms; or
such other forms as Aetna may approve.
All data which may have a bearing on insurance or premiums will be open for Aetna to inspect while this policy is in force.
The Policyholder must notify employees of the termination of the policy in compliance with all applicable laws. However, Aetna reserves the right to notify employees of termination of the policy for any reason, including non-payment of premium. The Policyholder shall provide written notice to employees of their rights upon termination of coverage.
The Policyholder must:
notify all eligible employees of their right to continue coverage under COBRA and any applicable state law; and
provide notification to each employee within 15 days after termination of coverage, of their conversion right, including:
a description of plans available;
premium rates;
and application forms.

GR-29
11496
ED. 1-02	Page 9085	207919

Policyholder and Insurance Company Matters (Continued)
Non-Discrimination
In the management of this policy, the Policyholder and the Member Employers:
will make no attempt, whether through differential contributions or otherwise, to encourage or discourage enrollment in the coverages provided by the policy based on health status or risk.
will act so as not to discriminate unfairly between persons in like situations at the time of the action.
Aetna can rely on such action. It will not have to probe into the details.
Certificates
Aetna will provide the Policyholder with either a supply of paper copies or electronic certificates. The Policyholder shall distribute or otherwise make the certificates available to each insured employee. The insurance in force will be set forth. Statements as to whom benefits are payable will appear. Any applicable Conversion Privilege will also be described.
Policy Changes
This policy may be amended by Aetna:
with 30 days written notice to the Policyholder; or
by written agreement between Aetna and the Policyholder.
The consent of any employee or other person is not needed. All agreements made by Aetna are signed by one of its executive officers. No other person can change or waive any of the policy terms or make any agreement binding Aetna.
The Policyholder will not have to give written agreement of a change in the policy if:
•	The Policyholder has asked for the change and Aetna has agreed to it.
•	The change is needed to correct an error in the policy, including any certificate issued to anyone.
•	The change is needed so that the policy will conform to any law, regulation or ruling of:
a jurisdiction that affects a person covered under this policy; or
the federal government.
•	The change has been initiated by Aetna and is not resulting in either:
a reduction or elimination in benefits or coverage; or
an increase in premium.

GR-29
1160-1, 1160-2, 1160-3
ED. 1-02	Page 9090	205243

Policyholder and Insurance Company Matters (Continued)
Policy Changes (Continued)
The Policyholder will have to give written agreement of a change in the policy:
that reduces or eliminates benefits or coverage; or
that increases benefits or coverage with a concurrent increase in premium during the policy term, except if the increased benefits or coverage is required by law.
Payment of the applicable premium after notice of the proposed changes will be deemed to constitute the Policyholder’s written agreement of those changes on behalf of all persons covered under this policy.
This policy shall be deemed to be automatically amended to conform with the provisions of applicable laws and regulations.

GR-29
1160-1, 1160-2, 1160-3
ED. 1-02	Page 9090.1	205243

Policyholder and Insurance Company Matters (Continued)
Contract
This policy and application of the Policyholder are the entire contract. A copy of the application is attached. All statements made by the Policyholder or an employee shall be deemed representations and not warranties. No written statement made by an employee shall be used by Aetna in a contest unless:
a copy of the statement is; or
has been furnished to:
the employee; or
his beneficiary; or
the person making the claim.
Aetna’s failure to implement or insist upon compliance with any provision of this policy at any given time or times, shall not constitute a waiver of Aetna’s right to implement; or insist upon compliance with that provision at any other time or times. This includes, but is not limited to, the payment of premiums. This applies whether or not the circumstances are the same.
Accident and Health Coverage Statements
Except as to a fraudulent misstatement or issues concerning premiums due:
No statement made by the Policyholder or an employee shall be the basis for:
voiding coverage; or
denying coverage; or
be used in defense of a claim;
unless it is in writing.
No statement made by the Policyholder shall be used to void this policy after it has been in force for 2 years.
No statement made by an eligible employee shall be used in defense to a claim for loss incurred or starting after coverage as to which claim is made has been in effect for 2 years.

GR-29
1165, 9020
ED. 1-02	Page 9100	208055

Policyholder and Insurance Company Matters (Continued)
Independent Contractor Relationships
Participating providers (Preferred Care Providers) are not agents or employees of Aetna. Aetna is not an agent or an employee of any Preferred Care Provider. The relationship between Aetna and Preferred Care Providers is that of independent contractors.
Preferred Care Providers are solely responsible for their health services. Aetna makes no express or implied warranties or representations concerning the:
qualifications;
continued participation; or
quality of services of any:
physician;
dentist;
hospital; or
other Preferred Care Provider.
A provider’s participation may be terminated at any time. This may be done with no advance notice given to the Policyholder or employees.

GR-29
11498
ED. 1-02	Page 9105	207913

Policyholder and Insurance Company Matters (Continued)
Premium Rates (Continued)
Other Accident and Health Benefits
The premium rates for accident and health coverage are as follows. They can be changed as shown below. The premium rates are for a period of one month.
The current premium rates for all of the Accident and Health Coverages provided under this policy are on record with both Aetna and the Policyholder.
Premium Per Employee

Dependent Coverage

	Employee		Employee		Employee		Family
	Coverage		and Spouse		and
Child(ren)
National Rates — MC POS 500 90%
Super Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Proposed Rates	$	[___]	$	[___]	$	[___]	$	[___]
Non-Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
High Risk Rates	$	[___]	$	[___]	$	[___]	$	[___]

National Rates — MC POS 1000 80%
Super Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Proposed Rates	$	[___]	$	[___]	$	[___]	$	[___]
Non-Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
High Risk Rates	$	[___]	$	[___]	$	[___]	$	[___]

National Rates — PPO 500 90%
Super Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Proposed Rates	$	[___]	$	[___]	$	[___]	$	[___]
Non-Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
High Risk Rates	$	[___]	$	[___]	$	[___]	$	[___]

National Rates — HDHP1500 100%
Super Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
Proposed Rates	$	[___]	$	[___]	$	[___]	$	[___]
Non-Preferred Rates	$	[___]	$	[___]	$	[___]	$	[___]
High Risk Rates	$	[___]	$	[___]	$	[___]	$	[___]

GR-29
1190
ED. 1-02	Page 9150	208149

Policyholder and Insurance Company Matters (Continued)
Fees
In addition to the premium, Aetna may charge;
An installation fee upon:
initial installation of coverage; or
any significant change in installation, including but not limited to:
a substantial change in the number or composition of persons insured under this policy; or
a change in the method of reporting eligibility to Aetna.
A billing fee with each monthly premium bill. The billing fee may include a fee for the recovery of any surcharges for amounts paid through:
credit card;
debit card; or
other similar means.
A reinstatement fee if any or all coverage is terminated and later reinstated under this policy.
A conversion fee applied to each covered person electing conversion coverage. The conversion fee may be charged monthly. This fee is based upon the number of covered persons electing conversion coverage during the previous month.

GR-29
11501		209610
ED. 1-02	Page 9152	FL

05/06

Policyholder and Insurance Company Matters (Continued)
Premiums Due — Experience Rating
The premium due under this policy on any premium due date will be the sum of the premium charges for the coverages then provided under this policy.
If premiums are payable monthly, any insurance becoming effective will be charged for from the first day of the policy month on or right after the date the insurance takes effect. Premium charges for insurance which ceases will cease as of the first day of the policy month on; or right after the date the insurance terminates. If premiums are payable less often than monthly, premium charges or credits for a fraction of a premium-paying period will be made on a pro rata basis for the number of policy months between:
the date premium charges start or cease; and
the end of the premium-paying period.
If this policy is changed to provide more coverage to take effect on a date other than the first day of a premium-paying period, a pro rata premium for the coverage will be due and payable on that date. It will cover the period then starting and ending right before the start of the next premium-paying period.
The premium charges will be figured at the premium rates shown before. Aetna may change them due to:
Experience; or
a change in factors bearing on the risk assumed.
Each change shall be made by written notice to the Policyholder by Aetna.
No experience reduction or increase in premium rates shall become effective less than 12 months after the effective date of the group policy unless there is:
a significant change in factors bearing a material impact on the risk assumed by Aetna; or
changes in applicable state or federal:
law;
policy;
regulation; or
a judicial decision;

GR-29
1195-1, 1195-2
ED. 1-02	Page 9160	209202

Policyholder and Insurance Company Matters (Continued)
Premiums Due — Experience Rating (Continued)
having a material impact on the cost of providing the coverages then provided under this group policy. As used here, “group policy” shall be deemed to include any group policy previously issued by Aetna that has been replaced in whole or in part by this policy.
The premium charges for any coverage under this policy may be refigured, as of a premium due date, only:
By reason of a change in factors bearing on the risk assumed. This must be requested by Aetna.
Once during any continuous 12 month period. The Policyholder must request this. 60 days advance notice has to be given to Aetna.
They will be refigured using:
The ages of the employees;
The amounts of insurance in force;
The premium rates; and
Any other pertinent factors.
All facts will be taken into account as of the date of the refiguring.

GR-29
1195-1, 1195-2
ED. 1-02	Page 9160.1	209202

Policyholder and Insurance Company Matters (Continued)
Premiums Due — Experience Rating (Continued)
At the end of a policy year, Aetna may declare an experience credit. The amount of each credit Aetna declares will be returned to the Policyholder. Upon request by the Policyholder, part or all of it will be applied against the payment of premiums or in any other manner as may be agreed to by the Policyholder and Aetna.
If the sum of employee contributions which have been made for group insurance exceeds the sum of premiums which have been paid for group insurance (after giving effect to any experience credits), the excess will be applied by the Policyholder for the sole benefit of employees. Aetna will not have to see to the use of such excess.
Instead of figuring premiums as described above, premiums may be figured in any way approved by Aetna that comes up with about the same amount of premiums.
Aetna will not have to refund any premium for a period prior to:
The first day of the policy year in which Aetna receives proof that the refund should be made; or
The date 3 months before Aetna receives proof, if this produces a larger refund.
This applies even if the premium was paid in error.
Payment of Premiums and Fees
The Policyholder will pay premiums and fees in advance. They may be paid at Aetna’s Home Office or to its authorized agent.
A premium is due to be paid on the first day of each policy month.
The Policyholder may change the number of premium payments as of a premium due date. This needs Aetna’s written consent.
Aetna may accept a partial payment of premium without waiving its right to collect the entire amount due.
If the premiums and any fees are not paid by the Premium Due Date and before the end of the Grace Period, this policy will automatically terminate when the Grace Period ends. Aetna will require the Policyholder to pay interest on the total premium amount and any fees overdue after the Premium Due Date including the premiums due for the Grace Period. The interest rate will be 1 1/2% per month for each:
month; or
partial month;
the balance remains unpaid. Aetna may recover from the Policyholder:
costs of collecting any unpaid premiums or fees; including reasonable attorney’s fees; and
costs of suit.

GR-29
11500, 11502		208105
ED. 1-02	Page 9170	FL

Policyholder and Insurance Company Matters (Continued)
Retroactive Adjustments
Aetna may, at its discretion, make retroactive adjustments to the Policyholder’s billings for the termination of employees not posted to previous billings. However, the Policyholder may only receive a maximum of 1 month’s credit for employee terminations that occurred more than 30 days before the date the Policyholder notified Aetna of the termination. Aetna may reduce any such credits by the amount of any payments Aetna may have made on behalf of such employees before Aetna was informed their coverage had been terminated. Retroactive additions will be made at Aetna’s discretion based upon eligibility guidelines stated in the certificate, and are subject to the payment of all applicable premiums.
Grace Period
A grace period of 31 days after the due date will be allowed the Policyholder for the payment of each premium and fee. If premiums are not paid by the end of the Grace Period, the policy will automatically terminate at the end of the Grace Period.

GR-29
11500, 11502		208105
ED. 1-02	Page 9170.1	FL

Policyholder and Insurance Company Matters (Continued)
Discontinuance of Policy
The Policyholder may terminate this policy as to any or all coverage of all or any class of employees of any one or more Member Employers. A Member Employer may terminate this policy as to any or all coverage of all or any class of its employees. Aetna must be given written notice. The notice must state when such termination shall occur. It must be a date after the notice. It shall not be effective during a period for which a premium has been paid to Aetna as to the coverage.
Aetna may terminate this policy as to any or all coverage, other than Health Expense Coverage, which includes:
Comprehensive Medical Expense Coverage;
Major Medical Expense Coverage;
Prescription Drug Expense Coverage; and
Hospital Expense Benefit;
but does not include:
Comprehensive Dental Expense Coverage; and
Comprehensive Vision Expense Coverage;
of all or any class of employees or dependents of any one or more Member Employers by giving written notice of when it will terminate. The date shall not be earlier than 31 days after the date of the notice unless it is agreed to by the Policyholder and Aetna. This right to terminate shall be in accordance with the Grace Period and Payment of Premiums provisions and is subject to the terms of any laws or regulations.
Comprehensive Medical Expense Coverage; Major Medical; Prescription Drug Expense Coverage; Hospital Expense Benefit may be terminated by Aetna as follows:
When the premium for the employees’ coverage has not been paid. This right to terminate shall be in accordance with the Grace Period and Payment of Premiums provisions and is subject to the terms of any laws or regulations.
When the Policyholder ceases to meet the requirements for a group as defined under applicable state law or regulation.
When the Policyholder fails to meet Aetna’s contribution or participation requirements. Aetna may request:

GR-29
1210-1, 1210-2, 1210-3		207900
ED. 1-02	Page 9180	FL

Policyholder and Insurance Company Matters (Continued)
Discontinuance of Policy (Continued)
certification of the Policyholder’s compliance with Aetna’s participation and contribution requirements; and
certification of group status;
prior to renewal. Aetna may exercise its right to non-renew if such certification is not provided.
When the Policyholder fails, without good cause, to perform in good faith its obligations under this policy including an act or practice that constitutes fraud or intentional misrepresentation of a material fact relevant to the coverage provided under this policy.
In accordance with any applicable state or federal law, rule or regulation.
When Aetna decides to discontinue offering:
a particular type of group health expense coverage; or
all its group health expense coverage in the state the policy is issued; provided all group health expense coverages issued or delivered for issuance in such state are discontinued and not renewed.
Except if Aetna discontinues offering a type of group health expense coverage, Aetna will give the Policyholder advance written notice of when it will terminate the policy. The date shall not be earlier than 45 days after the date of the notice unless it is agreed to by the Policyholder and Aetna.
If Aetna discontinues offering a particular type of group health expense coverage, it shall:
provide written notice to each affected employer, (and all covered employees and dependents), of the discontinuance within 90 days before such plans discontinue;
offer each affected employer the option, on a guaranteed issue basis; to purchase any other group health benefit plan currently being offered in that market; and
act uniformly without regard to the claims experience of the affected employers; or any health status-related factor relating to any covered employee or dependent who may become eligible for coverage.
If Aetna discontinues offering all its group health expense coverages, it shall provide written notice to the Florida Department of Insurance and to each affected employer, (and all covered employees and dependents), of the discontinuance at least 180 days before such discontinuance.

GR-29
1210-1, 1210-2, 1210-3		207900
ED. 1-02	Page 9180.1	FL

Policyholder and Insurance Company Matters (Continued)
Discontinuance of Policy (Continued)
If:
This policy terminates as to any of the employees of a Member Employer; and
Premiums have not been paid for the period this policy; or any coverage included was in force for those employees;
then the Policyholder and the Employer shall be jointly and severally liable to Aetna for the unpaid premiums including those due for the grace period. Employees shall also remain liable for employee cost sharing and other required contributions to coverage for any period of time the policy is in force during the Grace Period.
Aetna may request from the Policyholder, a written indication of their intention to renew or non-renew a policy at any time during the final three months of any policy year. If the Policyholder fails to reply to such request:
within two weeks of their receipt of the request; or
15 days prior to the renewal date;
whichever is later; then upon Aetna’s written 45 day advance termination notice to the Policyholder, all or a part of the policy shall be deemed to terminate automatically as of the end of the policy year. Similarly, upon Aetna’s written confirmation to the Policyholder, Aetna may accept an oral indication by:
the Policyholder; or
its agent or broker;
of intent to non-renew as the Policyholder’s notice of termination of all or a part of the policy effective as of the end of the policy year.

GR-29
1210-1, 1210-2, 1210-3		207900
ED. 1-02	Page 9180.2	FL

Policyholder and Insurance Company Matters (Continued)
ERISA Matters
Under Section 503 of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (ERISA), Aetna is a fiduciary. It has complete authority to review all denied claims for benefits under this policy. This includes, but is not limited to, the denial of certification of the medical necessity of hospital or medical treatment. In exercising such fiduciary responsibility, Aetna shall have discretionary authority to:
determine whether and to what extent employees and beneficiaries are entitled to benefits; and
construe any disputed or doubtful terms of this policy.
Aetna shall be deemed to have properly exercised such authority. It must not abuse its discretion by acting arbitrarily and capriciously. Aetna has the right to adopt reasonable:
policies;
procedures;
rules, and
interpretations;
of this policy to promote orderly and efficient administration.
The Policyholder shall be responsible for making reports and disclosures required by ERISA, including:
the creation;
the distribution; and
the final content of:
summary plan descriptions;
summary of material modifications; and
summary annual reports.

GR-29
9020-3
ED. 1-02	Page 9190	207366

Aetna Life Insurance Company
LIMITATIONS AND EXCLUSIONS UNDER THE ARKANSAS
LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT
Residents of this state who purchase life insurance, annuities, or health and accident insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Arkansas Life and Health Insurance Guaranty Association (“Guaranty Association”). The purpose of the Guaranty Association is to assure that policy and contract owners will be protected, within certain limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of policy owners who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by the member insurers through the Guaranty Association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting insurance companies that are well-managed and financially stable.

DISCLAIMER
The Arkansas Life and Health Insurance Guaranty Association (“Guaranty Association”) may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in the state. You should not rely on coverage by the Guaranty Association in purchasing an insurance policy or contract.
Coverage is NOT provided for your policy or contract or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as non-guaranteed amounts held in a separate account under a variable life or variable annuity contract.
Insurance companies or their agents are required by law to provide you with this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association to induce you to purchase any kind of insurance policy.
The Arkansas Life and Health Insurance Guaranty Association
C/0 The Liquidation Division
1023 West Capitol
Little Rock, Arkansas 72201
Arkansas Insurance Department
1200 West Third Street
Little Rock, Arkansas 72201-1904
The state law that provides for this safety-net is called the Arkansas Life and Health Insurance Guaranty Association Act (“Act”). Below is a brief summary of the Act’s coverages, exclusions and limits. This summary does not cover all provisions of the Act; nor does it in any way change anyone’s rights or obligations under the Act or the rights or obligations of the Guaranty Association.
COVERAGE
Generally, individuals will be protected by the Guaranty Association if they live in this state and hold a life, annuity, or health insurance contract or policy, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of policy or contract owners are protected as well, even if they live in another state.
Arkansas

EXCLUSIONS FROM COVERAGE
However, persons owning such policies are NOT protected by the Guaranty Association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this state;
•	their policy or contract was issued by a nonprofit hospital or medical service organization, an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policy or contract owner is subject to future assessments, or by an insurance exchange.
The Guaranty Association also does NOT provide coverage for:
•	Any policy or contract or portion thereof which is not guaranteed by the insurer or for which the individual has assumed the risk, such as non-guaranteed amounts held in a separate account under a variable life or variable annuity contract;
•	Any policy of reinsurance (unless an assumption certificate was issued);
•	Interest rate yields that exceed an average rate;
•	Dividends and voting rights and experience rating credits;
•	Credits given in connection with the administration of a policy, by a group contract holder;
•	Employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them); unallocated annuity contracts (which give rights to group contractholders, not individuals); unallocated annuity contracts issued to/in connection with benefit plans protected under Federal Pension Benefit Corporation (“FPBC”) (whether the FPBC is yet liable or not);
•	Portions of an unallocated annuity contract not owned by a benefit plan or a government lottery (unless the owner is a resident) or issued to a collective investment trust or similar pooled fund offered by a bank or other financial institution);
•	Portions of a policy or contract to the extent assessments required by law for the Guaranty Association are preempted by State or Federal law;
•	Obligations that do not arise under the policy or contract, including claims based on marketing materials or side letters, riders, or other documents which do not meet filing requirements, or claims for policy misrepresentations, or extra-contractual or penalty claims;
•	Contractual agreements establishing the member insurer’s obligations to provide book value accounting guarantees for defined contribution benefit plan participants (by reference to a portfolio of assets owned by a nonaffiliate benefit plan or its trustees).
LIMITS ON AMOUNT OF COVERAGE
The Act also limits the amount the Guaranty Association is obligated to cover: The Guaranty Association cannot pay more than what the insurance company would owe under a policy or contract. Also, for any one insured life, the Guaranty Association will pay a maximum of $ 300,000—no matter how many policies and contracts there were with the same company, even if they provided different types of coverages. Within this overall $ 300,000 limit, the Association will not pay more than $ 300,000 in health insurance benefits, $ 300,000 in present value of annuity benefits, or $ 300,000 in life insurance death benefits or net cash surrender values-again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages. There is a $ 1,000,000 limit with respect to any contract holder for unallocated annuity benefits, irrespective of the number of contracts held by the contract holder. These are limitations for which the Guaranty Association is obligated before taking into account either its subrogation and assignment rights or the extent to which those benefits could be provided out of the assets of the impaired or insolvent insurer.
Arkansas

Aetna Life Insurance Company
COLORADO NOTICE
SUMMARY OF THE LIFE AND HEALTH INSURANCE PROTECTION ASSOCIATION ACT AND NOTICE
CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS
INTRODUCTION
Residents of Colorado who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Life and Health Insurance Protection Association. The purpose of this Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in Colorado and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Association is limited, however. As noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.

IMPORTANT DISCLAIMER
The Life and Health Insurance Protection Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require residency in Colorado. You should not rely on coverage by the Life and Health Insurance Protection Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Association to induce you to purchase any kind of insurance policy.
SUMMARY
The state law that provides for this safety-net coverage is called the Life and Health Insurance Protection Association Act. Below is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law, nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the Association.
COVERAGE
Generally, individuals will be protected by the Life and Health Protection Association if they live in this state and hold a life or health insurance contract, or annuity, or if they hold certificates under a group life or health insurance contract or annuity, issued by a member insurer. The beneficiaries, payees, or assignees of insured persons are protected as well, even if they live in another state. Certain parties to structured settlement annuity contracts may be entitled to coverage benefits as well based on defined circumstances.
Colorado

EXCLUSIONS FROM COVERAGE
Persons holding such policies or contracts are not protected by this Association if:
•	they are not residents of the State of Colorado, except under certain very specific circumstances;
•	the insurer was not authorized or licensed to do business in Colorado at the time the policy or contract was issued;
•	their policy was issued by a nonprofit hospital or health service corporation, an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
The Association also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk;
•	any policy of reinsurance (unless an assumption certificate was issued);
•	plans of employers, associations or similar entities to the extent they are self-funded or uninsured (that is, not insured by an insurance company, even if an insurance company administers them);
•	interest rates yields, crediting rate yields or other factors employed in calculating returns, including but not limited to indexes or other external references stated in the policy or contract, that exceed an average rate specified in the Association Act;
•	dividends;
•	experience rating credits;
•	credits given in connection with the administration of a policy or contract;
•	any unallocated annuity;
•	annuity contracts or group annuity certificates used by nonprofit insurance companies to provide retirement benefits for nonprofit educational institutions and their employees;
•	policies, contracts, certificates or subscriber agreements issued by a prepaid dental care plan;
•	sickness and accident insurance when written by a property and casualty insurer as part of an automobile insurance contract;
•	unallocated annuity contracts issued to an employee benefit plan protected under the federal Pension Benefit Guaranty Corporation;
•	policies or contracts issued by an insurer which was insolvent or unable to fulfill its contractual obligations as of July 1, 1991, except for annuity contracts issued by a member insurer which was placed into liquidation between July 1, 1991 and August 31,1991;
•	policies or contracts covering persons who are not citizens of the United States;
•	any kind of insurance or annuity, the benefits of which are exclusively payable or determined by a separate account required by the terms of such insurance policy or annuity maintained by the insurer or by a separate entity.
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the Association is obligated to pay out. The Association cannot pay more than what the insurance company would owe under a policy or contract. Also, for any one insured life, no matter how many policies or contracts were issued by the same company, even if such contracts provided different types of coverages, the Association will pay a maximum of:
•	$ 300,000 in net life insurance death benefits and no more than $ 100,000 in net cash surrender and net cash withdrawal values for life insurance;
•	for health insurance benefits — $ 100,000 for coverages not defined as disability, basic hospital, medical and surgical, or major medical insurance, including any net cash surrender and net cash withdrawal values: $ 300,000 for disability insurance; or $ 500,000 for basic hospital, medical and surgical, or major medical insurance;
•	$ 100,000 in the present value of annuity benefits, including net cash surrender and net cash withdrawal values; or
•	with respect to each payee of a structured settlement annuity, $ 100,000 in present value annuity benefits in the aggregate, including net cash surrender and net cash withdrawal values.
Colorado

The Association shall not be liable to expend more than $ 300,000 in the aggregate, with respect to any one life except that with respect to benefits for basic hospital, medical and surgical and major medical insurance, the aggregate liability of the association shall not exceed $ 500,000 with respect to any one individual.

This Information is Provided By:

Life and Health Insurance Protection Association	Colorado Division of Insurance
P.O. Box 480025	1560 Broadway, Suite 850
Denver, CO 80248-0025	Denver, CO 80202
(303) 292-5022	(303) 894-7499
Colorado

Aetna Life Insurance Company
ILLINOIS
LIFE AND HEALTH INSURANCE GUARANTY
ASSOCIATION LAW
Residents of Illinois who purchase health insurance, life insurance, and annuities should know that the insurance companies licensed in Illinois to write these types of insurance are members of the Illinois Life and Health Insurance Guaranty Association. The purpose of this Guaranty Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the covered claims of policyholders that live in Illinois (and their payees, beneficiaries, and assignees) and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, as noted below.

ILLINOIS LIFE
AND HEALTH INSURANCE GUARANTY ASSOCIATION
DISCLAIMER
The Illinois Life and Health Insurance Guaranty Association provides coverage of claims under some types of policies if the insurer becomes impaired or insolvent. COVERAGE MAY NOT BE AVAILABLE FOR YOUR POLICY. Even if coverage is provided, there are substantial limitations and exclusions. Coverage is generally conditioned on continued residence in Illinois. Other conditions may also preclude coverage.
You should not rely on availability of coverage under the Life and Health Insurance Guaranty Association Law when selecting an insurer. Your insurer and agent are prohibited by law from using the existence of the Association or its coverage to sell you an insurance policy.
The Illinois Life and Health Insurance Guaranty Association or the Illinois Department of Insurance will respond to any questions you may have which are not answered by this document. Policyholders with additional questions may contact:
Illinois Life and Health Insurance Guaranty Association
8420 West Bryn Mawr Avenue
Chicago, Illinois 60631
(312) 714-8050
Illinois Department of Insurance
320 West Washington Street 4th Floor
Springfield, Illinois 62767
(217) 782-4515
SUMMARY OF GENERAL PURPOSES AND CURRENT LIMITATIONS OF COVERAGE
The Illinois law that provides for this safety-net coverage is called the Illinois Life and Health Insurance Guaranty Association Law (“Law”) (215 ILCS 5/531.01, et seq.). The following contains a brief summary of the Law’s coverages, exclusions and limits. This summary does not cover all provisions; nor does it in any way change anyone’s rights or obligations under the Law or the rights or obligations of the Guaranty Association. If you have obtained this document from an agent in connection with the purchase of a policy, you should be aware that its delivery to you does not guarantee that your policy is covered by the Guaranty Association.
Illinois

A)	Coverage:

The Illinois Life and Health Insurance Guaranty Association provides coverage to policyholders that reside in Illinois for insurance issued by members of the Guaranty Association, including:
1)	life insurance, health insurance, and annuity contracts;
2)	life, health or annuity certificates under direct group policies or contracts;
3)	unallocated annuity contracts; and
4)	contracts to furnish health care services and subscription certificates for medical or health care services issued by certain licensed entities. The beneficiaries, payees, or assignees of such persons are also protected, even if they live in another state.
B)	Exclusions from Coverage:
1)	The Guaranty association does not provide coverage for:
a)	any policy or portion of a policy for which the individual has assumed the risk;
b)	any policy of reinsurance (unless an assumption certificate was issued);
c)	interest rate guarantees which exceed certain statutory limitations;
d)	certain unallocated annuity contracts issued to an employee benefit plan protected under the Pension Benefit Guaranty Corporation and any portion of a contract which is not issued to or in connection with a specific employee, union or association of natural persons benefit plan or government lottery;
e)	any portion of a variable life insurance or variable annuity contract not guaranteed by an insurer; or
f)	any stop loss insurance.
2)	In addition, persons are not protected by the Guaranty Association if:
a)	the Illinois Director of insurance determines that, in the case of an insurer which is not domiciled in Illinois, the insurer’s home state provides substantially similar protection to Illinois residents which will be provided in a timely manner; or
b)	their policy was issued by an organization which is not a member insurer of the Association.
C)	Limits on Amount of Coverage:
1)	The Law also limits the amount the Illinois Life and Health Insurance Guaranty Association is obligated to pay. The Guaranty Association’s liability is limited to the lesser of either:
a)	the contractual obligations for which the insurer is liable or for which the insurer would have been liable if it were not an impaired or insolvent insurer, or
b)	with respect to any one life, regardless of the number of policies, contracts, or certificates:
i)	the case of life insurance, $ 300,000 in death benefits but not more than $ 100,000 in net cash surrender or withdrawal values;
ii)	in the case of health insurance, $ 300,000 in health insurance benefits, including net cash surrender or withdrawal values; and
iii)	with respect to annuities, $ 100,000 in the present value of annuity benefits, including net cash surrender or withdrawal values, and $ 100,000 in the present value of annuity benefits for individuals participating in certain government retirement plans covered by an unallocated annuity contract. The limit for coverage of unallocated annuity contracts other than those issued to certain governmental retirement plans is $ 5,000,000 in benefits per contract holder, regardless of the number of contracts.
However, in no extent is the Guaranty Association liable for more than $ 300,000 with respect to any one individual.
Illinois

Aetna Life Insurance Company
SUMMARY OF THE LOUISIANA LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT AND NOTICE CONCERNING
COVERAGE LIMITATIONS AND EXCLUSIONS
Residents of Louisiana who purchase life insurance, annuities, or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Louisiana Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state, and in some cases, to keep coverage in force. However, the valuable extra protection provided by these insurers through the Guaranty Association is limited. As noted in the disclaimer below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.

DISCLAIMER
The Louisiana Life and Health Insurance Guaranty Association provides coverage of claims under some types of policies if the insurer becomes impaired or insolvent. COVERAGE MAY NOT BE AVAILABLE FOR YOUR POLICY. Even if coverage is provided, there are significant limits and exclusions. Coverage is always conditioned upon residence in this state. Other conditions may also preclude coverage.
Insurance companies and insurance agents are prohibited by law from using the existence of the association or its coverage to sell you an insurance policy.
You should not rely on the availability of coverage under the Louisiana Life and Health Insurance Guaranty Association when selecting an insurer.
The Louisiana Life and Health Insurance Guaranty Association or the Department of Insurance will respond to any questions you may have which are not answered by this document.

LLHIGA	Department of Insurance
P.O. Drawer 44126	P.O. Box 94212
Baton Rouge, LA 70804	Baton Rouge, LA 70804-9214
The state law that provides for this safety-net coverage is called the Louisiana Life and Health Insurance Guaranty Association Act. The following is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change any person’s rights or obligations under the Act or the rights or obligations of the Guaranty Association.
COVERAGE
Generally, individuals will be protected by the Life and Health Insurance Guaranty Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by an insurer authorized to conduct business in Louisiana. The beneficiaries, payees or assignees of insured persons are protected as well even if they live in another state.
EXCLUSIONS FROM COVERAGE
1.	However, persons owning such policies are not protected by this association if:
a.	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose Guaranty Association protects insureds who live outside that state);
b.	the insurer was not authorized to do business in this state;
Louisiana

c.	their policy was issued by a nonprofit hospital or medical service organization (the “Blues”), an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
2.	The association also does not provide coverage for:
a.	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
b.	any policy of reinsurance (unless an assumption certificate was issued);
c.	interest rate yields that exceed an average rate;
d.	dividends;
e.	credits given in connection with the administration of a policy by a group contract holder;
f.	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
g.	unallocated annuity contracts (which give rights to group contractholders, not individuals); unless qualified under § 403(b) of the Internal Revenue Code, except that, even if qualified under § 403(b), unallocated annuities issued to employee benefit plans protected by the Federal Pension Benefit Guaranty Corporation are not covered.
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the association is obligated to pay out. The association cannot pay more than what the insurance company would owe under a policy or contract. Also, for any one insured life, the association will pay a maximum of $ 300,000, no matter how many policies and contracts there were with the same company, even if they provided different types of coverage. Within this overall $ 300,000 limit, the association will not pay more than $ 100,000 in cash surrender values, $ 100,000 in health insurance benefits, $ 100,000 in present value of annuities, or $ 300,000 in life insurance death benefits. Again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages.
Louisiana

Aetna Life Insurance Company
MARYLAND NOTICE CONCERNING
COVERAGE LIMITATIONS AND EXCLUSIONS UNDER THE
LIFE AND HEALTH INSURANCE GUARANTY CORPORATION SUBTITLE
Residents of this State who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this State to write these types of insurance are members of the Maryland Life and Health Insurance Guaranty Corporation. The purpose of this is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the guaranty corporation will assess its other member insurance companies for the money to pay the claims of insured persons who live in this State and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the guaranty corporation is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.
The Maryland Life and Health Insurance Guaranty Corporation may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in Maryland. You should not rely on coverage by the Maryland Life and Health Insurance Guaranty Corporation in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their insurance producers are required by law to give or send you this notice. However, insurance companies and their insurance producers are prohibited by law from using the existence of the guaranty corporation to induce you to purchase any kind of insurance policy.
The Maryland Life and Health Insurance
Guaranty Corporation
9199 Reistertown Road
P.O. Box 671t — Suite 216C
Owings Mills, Maryland 21117
(410) 998-3907
The State law that provides for this safety-net is called the Life and Health Insurance Guaranty Corporation.
The Corporation is not a department or unit of the State of Maryland and the liabilities or debts of the Life and Health Insurance Guaranty Corporation are not liabilities or debts of the State of Maryland.
Following is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the law or the rights or obligations of the guaranty corporation.
COVERAGE
Generally, individuals will be protected by the Life and Health Guaranty Corporation if they live in this State and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons owning such policies are not protected by this corporation if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this State;
Maryland

•	their policy was issued by a Health Maintenance Organization, a fraternal benefit society, a mandatory State pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessment, or by an insurance exchange.
The corporation also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	any policy of reinsurance, unless assumption certificates have been issued);
•	interest rate yields that exceed an average rate;
•	any portion of a policy or contract to the extent that it provides dividends;
•	credits given in connection with the administration of a policy by a group contract holder;
•	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
•	unallocated annuity contracts (which give rights to group contractholders, not individuals).
LIMITS ON AMOUNT OF COVERAGE
The statute also limits the amount the corporation is obligated to pay. The corporation cannot pay more than the amount the insurance company would owe under a policy or contract. Also, with respect to any one insured life, regardless of the number of policies or contracts with the member insurer, the corporation will pay a maximum of:
•	$ 300,000 in life insurance death benefits, but will not pay more than $ 100,000 in life insurance cash surrender values;
•	$ 300,000 in health insurance benefits, including any net cash surrender and net cash withdrawal values; and
•	$ 100,000 in the present value of annuity benefits, including any net cash surrender and net cash withdrawal values.
These amounts are the maximums, no matter how many policies and contracts the insured has with the member company.
Maryland

Aetna Life Insurance Company
MISSOURI NOTICE CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS UNDER THE LIFE AND
HEALTH INSURANCE GUARANTY CORPORATION SUBTITLE
Residents of this state who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Missouri Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the guaranty association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the guaranty association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.

The Missouri Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in Missouri. You should not rely on coverage by the Missouri Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy. Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus. Insurance companies or their insurance producers are required by law to give or send you this notice. However, insurance companies and their insurance producers are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy. YOU MAY CONTACT EITHER THE ASSOCIATION OR THE MISSOURI DEPARTMENT OF INSURANCE AT THE FOLLOWING ADDRESSES SHOULD YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE.
The Missouri Life and Health Insurance Guaranty Association
520 Dix Road, Suite D
Jefferson City, MO 65109
Missouri Insurance Department
P.O. Box 690
Jefferson City, MO 65109
The state law that provides for this safety-net is called the Missouri Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverages, exclusions and limits. This summary does not coyer all provisions of the law; nor does it in any way change anyone’s rights or obligations under the Act or the rights or obligations of the guaranty association.
Generally, persons will be covered if they live in this state, and hold a life or health insurance contract or annuity, or a certificate under a group policy or contract. However, not all individuals with a right to recover under life or health insurance policies or annuities are protected by the Act. A person is not protected when:
1.	The person is eligible for protection under the laws of another state;
2.	The person purchased the insurance from a company that was not authorized to do business in this state;
3.	The policy is issued by an organization which is not a member insurer of the association; or
4.	The person does not live in this state, except under limited circumstances.
Missouri

Additionally, the Association may not provide coverage for the entire amount a person expects to receive from the policy. The Association does not provide coverage for any portion of the policy where the person has assumed the risk, for any policy of reinsurance (unless an assumption certificate was issued), for interest rates that exceed a specified average rate, for employers’ plans that are self-funded, for parts of plans that provide dividends or credits in connection with the administration of policy, or for unallocated annuity contracts (which are generally issued to pension plan trustees). The Act also limits the amount the Association is obligated to pay persons on various policies. The Association does not pay more than the amount of the contractual obligation of the insurance company. The Association does not have to pay more than three hundred thousand dollars ($ 300,000) in death benefits for any one life regardless of the number of policies that insure that life. The Association does not have to pay amounts over one hundred thousand dollars ($ 100,000) in cash surrender or withdrawal benefits on one life regardless of the number of policies insuring that individual. For health insurance benefits, the Association is not obligated to pay over one hundred thousand dollars ($ 100,000) including net cash surrender and withdrawal benefits. On an annuity contract, the Association is not liable for over one hundred thousand dollars ($ 100,000) in present value. Finally, the Association is never obligated to pay more than a total of three hundred thousand dollars ($ 300,000) for any one insured for any combination of insurance benefits.
Missouri

Aetna Life Insurance Company
SUMMARY OF MISSISSIPPI LIFE AND HEALTH
INSURANCE GUARANTY ASSOCIATION ACT
AND NOTICE CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS
Residents of this state who purchase life insurance, health insurance, or annuities should know that the insurance companies licensed in this state to write these types of insurance are members of the Mississippi Life and Health Insurance Guaranty Association (the “Guaranty Association”). The purpose of the Guaranty Association is to assure that policy and contract owners will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of policy owners who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by the member insurers through the Guaranty Association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting insurance companies that are well-managed and financially stable.

DISCLAIMER
The Mississippi Life and Health Insurance Guaranty Association (the “Guaranty Association”) may not provide coverage for this policy. If coverage is provided, it will be subject to substantial limitations and exclusions, and require continued residency in this state. You should not rely on coverage by the Guaranty Association when selecting an insurer.
Coverage is NOT provided for your policy or contract or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as non-guaranteed amounts held in a separate account under a variable life or variable annuity contract.
Insurance companies or their agents are required by law to provide you with this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association for the purpose of sales, solicitation, or inducement to purchase any form of insurance. You may contact either the Guaranty Association or the Mississippi Insurance Department at the following addresses if you should have any questions regarding this notice.
The Mississippi Life and Health Insurance Guaranty Association
300 North Mart Plaza, Suite 2
Jackson, Mississippi 39206
Mississippi Insurance Department
1804 Walter Sillers Building
Jackson, Mississippi 39205
The state law that provides for this safety-net coverage is called the Mississippi Life and Health Insurance Guaranty Association Act (the “Act”). Below is a brief summary of the Act’s coverages, exclusions and limits. This summary does not cover all provisions of the Act; nor does it in any way change anyone’s rights or obligations under the Act or the rights or obligations of the Guaranty Association.
Mississippi

COVERAGE
Generally, individuals will be protected by the Guaranty Association if they live in this state and hold a life, or health insurance contract or policy, or an annuity contract or policy, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of policy or contract owners are protected as well, even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons owning such policies are NOT protected by the Guaranty Association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this state;
•	their policy or contract was issued by a hospital or medical service organization whether profit or nonprofit, a health maintenance organization (HMO), a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or other person that operates on an assessment basis, an insurance exchange, or any similar entity,
The Guaranty Association also does NOT provide coverage for:
•	Any policy or contract or portion thereof which is not guaranteed by the insurer or for which the owner has assumed the risk, such as non-guaranteed amounts held in a separate account under a variable life or variable annuity contract;
•	Any policy or contract of reinsurance, unless an assumption certificates were issued pursuant to the reinsurance policy or contract;
•	Interest rate yields that exceed an average rate;
•	Dividends and voting rights and experience rating credits or payment of any fees or allowances to any person in connection with this service to or administration of the policy or contract;
•	Credits given in connection with the administration of a policy by a group contract holder;
•	Employers’ plans to the extent they are self-funded or uninsured (that is, not insured by an insurance company, even if an insurance company administers them);
•	Unallocated annuity contracts issued to or in connection with benefit plans protected under federal Pension Benefit Guaranty Corporation (“PBGC”) regardless of whether the PBGC has yet become liable to make any payments with respect to the benefit plan;
•	Portions of any unallocated annuity contract not issued to or in connection with a specific employee, union or association of natural persons benefit plan, or a government lottery;
•	Portions of a policy or contract to the extent assessments required by law for the Guaranty Association with respect to the policy or contract are preempted by State or Federal law;
•	Obligations that do not arise under the express written terms of the policy or contract, including claims based on marketing materials, side letters, riders or other documents that were issued by the insurer without meeting applicable policy form filing or approval requirements, or claims for policy misrepresentations, or extra-contractual or penalty or consequential or incidental damages claims;
•	Contractual agreements establishing the member insurer’s obligations to provide book value accounting guarantees for defined contribution benefit plan participants (by reference to a portfolio of assets owned by a nonaffiliate benefit plan or its trustees).
Mississippi

LIMITS ON AMOUNT OF COVERAGE
The Act also limits the amount the Guaranty Association is obligated to cover. The Guaranty Association cannot pay more than what the insurance company would owe under a policy or contract. Also, with respect to any one life, regardless of the number of policies or contracts, the maximum obligation of the Guaranty Association is $ 300,000 in benefits except with respect to benefits for basic hospital, medical and surgical insurance and major medical insurance in which case the aggregate liability of the Guaranty Association is $ 500,000. Within these overall limits, the Guaranty Association will not pay more than $300,000 in life insurance death benefits, $ 100,000 in net cash surrender and net cash withdrawal values, $ 300,000 for disability insurance benefits, $ 500,000 for basic hospital, medical and surgical insurance or major medical insurance benefits, $ 100,000 in present value of annuity benefits, including net cash surrender and net cash withdrawal values — again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages. There is a $ 5,000,000 limit with respect to any contract owner for unallocated annuity benefits, irrespective of the number of contracts with respect to the contract owner or plan sponsor. These are limitations for which the Guaranty Association is obligated before taking into account either its subrogation and assignment rights or to the extent to which those benefits could be provided out of the assets of the impaired or insolvent insurer.
Mississippi

Aetna Life Insurance Company

NOTICE CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS UNDER THE NORTH CAROLINA
LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION ACT
Residents of this state who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the North Carolina Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholder will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the guaranty association will assess its other member insurance companies for the money to pay the claims of the insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the guaranty association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.

The North Carolina Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in North Carolina. You should not rely on coverage by the North Carolina Life and Health Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy.
The North Carolina Life and Health Insurance Guaranty Association
Post Office Box 10218
Raleigh, North Carolina 27605-0218
North Carolina Department of Insurance, Consumer Division
Post Office Box 26387
Raleigh, North Carolina 27611
The state law that provides for this safety-net coverage is called the North Carolina Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the guaranty association.
COVERAGE
Generally, individuals will be protected by the life and health guaranty association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons owning such policies are not protected by the association if:
•	They are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	The insurer was not authorized to do business in this state;
North Carolina

•	Their policy was issued by an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
The association also does not provide coverage for:
•	Any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	Any policy of reinsurance (unless an assumption certificate was issued);
•	Interest rate yields that exceed the average rate specified in the law;
•	Dividends;
•	Experience or other credits given in connection with the administration of a policy by a group contractholder;
•	Employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
•	Unallocated annuity contracts (which give rights to group contractholders, not individuals), unless they fund a government lottery or a benefit plan of an employer, association or union, except that unallocated annuities issued to employee benefit plans protected by the Federal Pension Benefit Guaranty Corporation are not covered.
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the association is obligated to pay out: The association cannot pay more than what the insurance company would owe under a policy or contract. Also, for one individual, the association will pay a maximum of $ 300,000—no matter how many policies and contracts there were with the same company, even if they provided different types of coverages. For any one group holder of an unallocated annuity contract, the association will pay a maximum of $ 5,000,000.
North Carolina

Aetna Life Insurance Company
SUMMARY OF THE 1996 NEW HAMPSHIRE LIFE AND HEALTH
INSURANCE GUARANTY ASSOCIATION ACT (RSA 408-B)
AND
NOTICE CONCERNING COVERAGE LIMITATIONS AND EXCLUSIONS
Residents of New Hampshire who purchase life insurance, health insurance, and annuities should know that the insurance companies licensed in New Hampshire to write these types of insurance are members of the New Hampshire Life and Health Insurance Guaranty Association. The purpose of this Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Association will assess its other member insurance companies for the money to pay the claims of policyholders who live in New Hampshire and, in some cases, to keep coverage m force. This protection is not a substitute for consumers’ care in selecting companies that are well managed and financially stable. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, as noted below.

IMPORTANT DISCLAIMER
The New Hampshire Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in New Hampshire. Other conditions may preclude coverage.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to provide you with this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Association to induce you to purchase any kind of insurance policy.
This information is provided by:
New Hampshire Life and Health Insurance Guaranty Association
47 Hall Street, Suite 2
Concord, NH 03301
(603) 226-9114
New Hampshire Department of Insurance
56 Old Suncook Road
Concord, NH 03301
(603) 271-2261
SUMMARY:
The 1996 state law that provides for this safety-net coverage is called the New Hampshire Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverage, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the Act or the rights or obligations of the Association.
COVERAGE:
Generally, individuals will be protected by the New Hampshire Life and Health Insurance Guaranty Association if they live in this state and hold a life or health insurance policy or an annuity contract, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, assignees or payees of insured persons are protected as well, even if they live in another state.
New Hampshire

Coverage provided under this Act may be different from coverage provided prior to 1996, as coverage is determined by the governing Act in effect on the date that the Association becomes obligated,
EXCLUSIONS FROM COVERAGE:
Persons holding such policies or contracts are NOT protected by this Association if:
•	they are not residents of the state of New Hampshire, except under certain very specific circumstances;
•	they are eligible for protection under the laws of another state;
•	their policy was issued by a nonprofit hospital or medical service organization, an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or an entity that operates on an assessment basis, an insurance exchange, or any entity similar to any of the above.
The Association also does NOT provide coverage for:
•	any policy or portion of a policy or contract not guaranteed by the insurer or under which the risk is borne by the policy holder or contract holder;
•	any policy or contract of reinsurance, unless assumption certificates have been issued;
•	interest rate guarantees that exceed certain statutory limitations;
•	any plan or program of an employer, association, or similar entity to provide life, health, or annuity benefits to its employees or members to the extent that the plan or program is self-funded or uninsured, including, but not limited to, benefits payable by an employer, association, or similar entity;
•	dividends, experience rating credits, or fees for services in connection with this policy;
•	any policy or contract issued in this state by an insurer at a time when it was not licensed or authorized to do business in New Hampshire;
•	any unallocated annuity contract issued to an employee benefit plan protected under the federal Pension Benefit Guaranty Corporation;
•	any portion of any unallocated annuity contract which is not issued to or in connection with a specific employee, union, or association of natural persons benefit plan or a government lottery;
•	any portion of a policy or contract to the extent that the required assessments are preempted by federal or state law.
LIMITS ON AMOUNT OF COVERAGE:
The Act also limits the amount the Association is obligated to pay: The Association cannot pay more than what the insurance company would owe under a policy or contract.
With respect to any one life, the Association will pay a maximum of $ 300,000 — no matter how many policies and contracts there were with the same company, even if they provided different types of coverages. Within this overall $ 300,000 limit, the Association will not pay more than $ 100,000 in cash surrender values, $ 100,000 in health insurance benefits, $ 100,000 in present value of annuities, or $ 300,000 in life insurance death benefits.
With respect to any one contract holder of an unallocated annuity contract, not including a governmental retirement plan established under Section 401, 403(b) or 457 of the U.S. Internal Revenue code, the Association will pay a maximum of $ 5,000,000 in benefits, irrespective of the number of such contracts held by that contract holder.
ADDITIONAL INFORMATION;
Policyholders should contact the New Hampshire Insurance Department with questions they may have with regard to concerns about their rights under the Act and procedures for filing a complaint to allege a violation of the Act.
Policyholders may contact the New Hampshire Insurance Department for sources of information about the financial condition of insurers.
New Hampshire

Aetna Life Insurance Company
NEW JERSEY LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT
Residents of New Jersey who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the New Jersey Life and Health Insurance Guaranty Association.
The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force.
The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however. And, as noted below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.
DISCLAIMER

The New Jersey Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in New Jersey. You should not rely on coverage by the New Jersey Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy.
The New Jersey Life and Health Insurance Guaranty Association
One Gateway Center
9th Floor
Newark, NJ 07102
State of New Jersey
Department of Insurance
20 West State Street
CN-325
Trenton, NJ 08625
The state law that provides for this safety-net coverage is called the New Jersey Life and Health Insurance Guaranty Association Act, N.J.S.A. 17B:32A-1, et seq, (the “Act”).
COVERAGE
The following is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the guaranty association.
New Jersey

Generally, individuals will be protected by the Life and Health Insurance Guaranty Association if they live in New Jersey and hold a life, health insurance or long-term care insurance contract, or if they are insured under a group insurance contract, issued by a member insurer.
The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons owning such policies are not protected by this association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this state;
•	the policy was issued by an organization which is not a member of the New Jersey Life and Health Insurance Guaranty Association.
The Association also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	any policy of reinsurance (unless an assumption certificate was issued);.
•	interest rate yields that exceed an average rate as more fully described in Section 3 of the Act;
•	dividends;
•	credits given in connection with the administration of a policy by a group contract holder;
•	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them).
LIMITATIONS OF COVERAGE
The act also limits the amount the Association is obligated to pay out. The Association cannot pay more than what the insurance company would owe under a policy or contract
With respect to any one insured individual, regardless of the number of policies or contracts, the Association will pay not more than $500,000 in life insurance death benefits and present value annuity benefits, including net cash surrender and net cash withdrawal values. Within this overall limit, the Association will not pay more than $100,000 in cash surrender values for annuity benefits, $500,000 in life insurance death benefits or $500,000 in present value of annuities—again no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages.
The Association will not pay more than $2,000,000 in benefits to any one contract holder under any one unallocated annuity contract,
There are no limits on the benefits the Association will pay with respect to any one group, blanket or individual accident and health insurance policy.
New Jersey

Aetna Life Insurance Company
NEVADA LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT SUMMARY DOCUMENT
Residents of Nevada who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Nevada Life and Health Insurance Guaranty Association (Guaranty Association). The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association assesses its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, and, as noted below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.
The Nevada Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations and exclusions, and require continued residency in Nevada. A person should not rely on coverage by the Nevada Life and Health Insurance Guaranty Association when selecting an insurance company or when selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the Insurer or for which the policyholder has assumed the risk, such as a variable contract sold by prospectus.
Insurance companies are required by law to deliver this notice to you. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association for sales, solicitation or to induce the purchase of any kind of insurance policy.
The state law that provides for this safety-net coverage is called the Nevada Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverage, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the Guaranty Association. Anyone may obtain additional information or file a complaint with the Commissioner of insurance, at the address listed below, to allege a violation of any provision of the Nevada Life and Health Insurance Guaranty Association Act.
The Nevada Life and Health Insurance Guaranty Association
P.O. Box 3302
Reno, Nevada 89505
Commissioner of Insurance, State of Nevada
Department of Business and Industry, Division of Insurance
788 Fairview Drive, Suite 300
Carson City, Nevada 89701-5491
Nevada

COVERAGE
Generally, individuals will be protected by the Nevada Life and Health Insurance Guaranty Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons holding such policies are not protected by this Association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside the state);
•	the insurer was not authorized to do business in this state;
•	their policy was issued by a nonprofit hospital or medical service organization (the “Blues”), a health maintenance organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
The Association also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	interest rate yields that exceed an average rate;
•	dividends;
•	credits given in connection with the administration of a policy by a group contract holder;
•	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
•	unallocated annuity contracts (which give rights to group contractholders, not individuals).
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the Association is obligated to pay. The Association cannot pay more than what the insurance company would owe under a policy or contract. Also, for any one insured life, the Association will pay a maximum of $300,000, regardless of how many policies and contracts there were with the same company, and even if they provided different types of coverage. Within this overall $300,000 limit, the Association will not pay more than $100,000 in cash surrender values, $100,000 in present value of annuities, or $300,000 in life insurance death benefits. Again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverage.
With respect to health insurance for any one natural person, the Association will not pay more than: 1) $100,000 for coverage other than disability insurance, basic hospital, medical and surgical insurance or major medical insurance, including any net cash surrender or withdrawal; 2) $300,000 for disability insurance; or 3) $500,000 for basic hospital, medical and surgical insurance or major medical insurance.
With respect to each payee of a structured settlement annuity, or beneficiary or beneficiaries of the payee if deceased, the Association will not pay more than $100,000 in present value of benefits from the annuity in the aggregate, including any net cash for surrender or withdrawal.
With respect to any one life or person, in no event will the Association be obligated to cover more than: 1) an aggregate of $300,000 in benefits, excluding benefits for basic hospital, medical and surgical insurance or major medical insurance; or 2) an aggregate of $500,000 in benefits, including benefits for basic hospital, medical and surgical insurance or major medical insurance.
With respect to one owner of several nongroup policies of life insurance, whether the owner is a natural person or an organization and whether the persons insured are officers, managers, employees or other persons, the Association will not pay more than $5,000,000 in benefits, regardless of the number of policies and contracts held by the owner.
Nevada

Aetna Life Insurance Company
OHIO LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION
DISCLAIMER AND NOT COVERED FORM
The Ohio Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in Ohio. You should not rely on coverage by the Ohio Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus. You should check with your insurance company representative to determine if you are only covered in part or not covered at all.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy.
Ohio Life and Health Insurance Guaranty Association
1840 Mackenzie Drive
Columbus, Ohio 43220
Ohio Department of Insurance
2100 Stella Court
Columbus, Ohio 43266-0566
Ohio

Aetna Life Insurance Company

NOTICE CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS UNDER THE
OKLAHOMA LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT
Residents of Oklahoma who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Oklahoma Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.

The Oklahoma Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in Oklahoma. You should not rely on coverage by the Oklahoma Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy.
The Oklahoma Life and Health Insurance Guaranty Association
201 Robert S. Kerr, Suite 600
Oklahoma City, Oklahoma 73102
Oklahoma Department of Insurance
P.O. Box 53408
Oklahoma City, Oklahoma 73152-3408
The state law that provides for this safety-net coverage is called the Oklahoma Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the guaranty association.
COVERAGE
Generally, individuals will be protected by the Life and Health Insurance Guaranty Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.
Oklahoma

EXCLUSIONS FROM COVERAGE
However, persons owning such policies are not protected by this Association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this state;
•	their policy was issued by an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
The Association also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	any policy of reinsurance (unless an assumption certificate was issued);
•	interest rate yields that exceed an average rate;
•	dividends;
•	credits given in connection with the administration of a policy by a group contract holder;
•	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
•	unallocated annuity contracts (which give rights to group contractholders, not individuals).
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the Association is obligated to pay out: The Association cannot pay more than what the insurance company would owe under a policy or contract. Also, for one insured life, the Association will pay a maximum of $ 300,000—no matter how many policies and contracts there were with the same company, even if they provided different types of coverages. Within this overall $300,000 limit, the Association will not pay more than $100,000 in cash surrender values, $ 300,000 in health insurance benefits, $300,000 in present value of annuities, or $300,000 in life insurance death benefits — again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages.
Oklahoma

Aetna Life Insurance Company
NOTICE CONCERNING COVERAGE
LIMITATIONS AND EXCLUSIONS UNDER
THE SOUTH DAKOTA LIFE AND
HEALTH INSURANCE GUARANTY
ASSOCIATION ACT
Residents of South Dakota who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the South Dakota Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, m some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care in selecting companies that are well-managed and financially stable.
The Guaranty Association does not provide coverage for all types of life, health, or annuity benefits, and the Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in South Dakota. You should not rely on coverage by the South Dakota Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association for the purpose of sales, solicitation or inducement to purchase any kind of insurance policy.
The South Dakota Life and Health Insurance Guaranty Association
Charles D. Gullickson, Executive Director
206 West 14th Street
Sioux Falls, South Dakota 57104
Tel. (605) 336-0177
www.sdlifega.org
South Dakota Division of Insurance
500 East Capitol, Pierre, South Dakota 57501-5070
Tel. (605) 773-3563
www.state.sd.us/dcr/insurance
The state law that provides for this safety-net coverage is called the South Dakota Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law’s coverages, exclusions and limits. This summary does not coverall provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the Guaranty Association.
South Dakota

COVERAGE
Generally, individuals will be protected by the Guaranty Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are an insured certificateholder under a group insurance contract issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well even if they live in another state. Coverage is also provided by the Guaranty Association to persons eligible to receive payment under structured settlement annuities who are residents of this state and, under certain conditions, such persons even if they are not a resident of this state.
EXCLUSIONS FROM COVERAGE
However, persons holding such policies are not protected by the Guaranty Association if:
•	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
•	the insurer was not authorized to do business in this state;
•	their policy was issued by an HMO a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which die policyholder is subject to future assessments, or by an insurance exchange.
The Guaranty Association also does not provide coverage for:
•	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
•	claims based on marketing materials or other documents which are not approved policy forms, claims based on misrepresentations of policy benefits, and other extra-contractual claims;
•	any policy of reinsurance (unless an assumption certificate was issued);
•	interest rate yields that exceed an average rate specified by statute;
•	dividends;
•	credits given in connection with the administration of a policy by a group contract holder;
•	employers’ plans to the extent they are self-funded (that is, not insured by an insurance company, even if an insurance company administers them);
•	unallocated annuity contracts (which give rights to group contractholders, not individuals);
•	certain contracts which establish benefits by reference to a portfolio of assets not owned by the insurer.
LIMITS ON AMOUNT OF COVERAGE
The Guaranty Association in no event will pay more than what the insurance company would owe under a policy or contract. In addition, state law limits the amount of benefits the guaranty association will pay for any one insured life, and no matter how many policies or contracts there are with the same company, as follows: (i) for life insurance, not more than $300,000 in death benefits and not more than $100,000 in net cash surrender and net cash withdrawal values; (ii) for health insurance, not more than $500,000 for basic hospital, medical and surgical insurance, not more than $300,000 for disability insurance, and not more than $100,000 for other types of health insurance; and (iii) for annuities, not more than $100,000 in the present value of annuity benefits, including net cash surrender and net cash withdrawal values. However, in no event will the Guaranty Association be obligated to cover more than an aggregate of $300,000 in benefits with respect to any one life except with respect to benefits for basic hospital, medical and surgical insurance, for which the aggregate liability of the guaranty association may not exceed $500,000. These general statements of the limits on coverage are only summaries and the actual limitations are set forth in South Dakota law.
ADDITIONAL INFORMATION
The statutes which govern the Guaranty Association are contained in SDCL Chapter 58-29C. Additional information about the Guaranty Association may be found at www.sdlifega.org, which contains a link to SDCL Chapter 58-29C.
Information about the financial condition of insurers is available from a variety of sources, including financial rating agencies such as AM Best Company, Fitch Inc., Moody’s Investors Service, Inc., and Standard Sc Poor’s. Additional information about financial rating agencies may be obtained by clicking on “Insurance Related Links” on the website of the South Dakota Division of Insurance at www.state.sd. us/dcr/insurance.
The Guaranty Association is subject to supervision and regulation by the director of the South Dakota Division of Insurance. Persons who desire to file a complaint to allege a violation of the statutes governing the Guaranty Association may contact the Division of Insurance. State law provides that any suit against the Guaranty Association shall be brought in Hughes County, South Dakota.
South Dakota

Aetna Life Insurance Company
NOTICE CONCERNING COVERAGE LIMITATIONS AND EXCLUSIONS
UNDER THE TENNESSEE LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION ACT
Residents of Tennessee who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Tennessee Life and Health Insurance Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the guaranty association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the guaranty association is not unlimited, however. And, as noted in the box below, this protection is not a substitute for consumers’ care m selecting companies that are well-managed and financially stable.
The state law that provides for this safety-net coverage is called the Tennessee Life and Health Insurance Guaranty Association Act The following is a brief summary of this law’s coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone’s rights or obligations under the act or the rights or obligations of the guaranty association.

COVERAGE
Generally, individuals will be protected by the life and health guaranty association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by an insurer authorized to conduct business in Tennessee. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.
EXCLUSIONS FROM COVERAGE
However, persons holding such policies are not protected by this association if:
(1)	they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);

(2)	the insurer was not authorized to do business in this state;

(3)	their policy was issued by an HMO, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company or similar plan in which the policyholder is subject to future assessments, or by an insurance exchange.
The association also does not provide coverage for:
(1)	any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;

(2)	any policy of reinsurance (unless an assumption certificate was issued);

(3)	interest rate yields that exceed an average rate;

(4)	dividends;

(5)	credits given in connection with the administration of a policy by a group contractholder;

(6)	employers’ plans to the extent they are self-funded (that is. not insured by an insurance company, even if an insurance company administers them);
Tennessee

(7)	unallocated annuity contracts (which give rights to group contractholders, not individuals), unless qualified under Section 403(b) of the Internal Revenue Code, except that, even if qualified under Section 403(b), unallocated annuities issued to employee benefit plans protected by the federal Pension Benefit Guaranty Corporation are not covered.
LIMITS ON AMOUNT OF COVERAGE
The act also limits the amount the association is obligated to pay out: The association cannot pay more than what the insurance company would owe under a policy or contract. Also, for any one insured life, the association will pay a maximum of $300,000 no matter how many policies and contracts there were with the same company, even if they provided different types of coverage. Within this overall $300,000 limit, the association will not pay more than $100,000 in cash surrender values, $100,000 in health insurance benefits, $100,000 in present value of annuities, or $300,000 in life insurance death benefits — again, regardless of the number of policies and contracts there were with the same company, and no matter how many different types of coverages.
The Tennessee Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in Tennessee. You should not rely on coverage by the Tennessee Life and Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.
Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.
Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the guaranty association to induce you to purchase any kind of insurance policy.
TENNESSEE LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION
1200 FIRST UNION TOWER 150 4TH AVENUE
NORTH NASHVILLE, TENNESSEE 37219-2433
TENNESSEE DEPARTMENT OF COMMERCE AND INSURANCE
500 JAMES ROBERTSON PARKWAY
NASHVILLE, TENNESSEE 37243

NOTICE
Residents of this state who purchase life insurance, annuities or health insurance should know that the insurance companies licensed in this state to write these types of insurance are members of the Tennessee Life and Health Guaranty Association. The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, and is not available at all for some policies.
COVERAGE IS NOT PROVIDED FOR YOUR POLICY OR ANY PORTION OF IT THAT IS NOT GUARANTEED BY THE INSURER OR FOR WHICH YOU HAVE ASSUMED THE RISK, SUCH AS A VARIABLE CONTRACT SOLD BY PROSPECTUS.
Tennessee

Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association to induce you to purchase any kind of insurance policy.
TENNESSEE LIFE AND HEALTH INSURANCE
GUARANTY ASSOCIATION
1200 FIRST UNION TOWER 150 4TH AVENUE
NORTH NASHVILLE, TENNESSEE 37219-2433
TENNESSEE DEPARTMENT OF COMMERCE AND INSURANCE
500 JAMES ROBERTSON PARKWAY
NASHVILLE, TENNESSEE 37243
Tennessee

Aetna Life Insurance Company
TEXAS LIFE, ACCIDENT, HEALTH & HOSPITAL SERVICE
INSURANCE GUARANTY ASSOCIATION
IMPORTANT INFORMATION ABOUT COVERAGE UNDER THE TEXAS
LIFE, ACCIDENT, HEALTH AND HOSPITAL SERVICE INSURANCE
GUARANTY ASSOCIATION
(For insurers declared insolvent or impaired on or after September 1, 2005)
Texas law establishes a system, administered by the Texas Life, Accident, Health and Hospital Service Insurance Guaranty Association (the “Association”), to protect Texas policyholders if their life or health insurance company fails. Only the policyholders of insurance companies which are members of the Association are eligible for this protection which is subject to the terms, limitations, and conditions of the Association law. (The law is found in the Texas Insurance Code, Article 21.28-D.)
It is possible that the Association may not cover your policy in full or in part due to statutory limitations,
Eligibility for Protection by the Association
When a member insurance company is found to be insolvent and placed under an order of liquidation by a court or designated as impaired by the Texas Commissioner of Insurance, the Association provides coverage to policyholders who are:
•	Residents of Texas at the time (irrespective of the policyholder’s residency at policy issue)
•	Residents of other states, ONLY if the following conditions are met:

1.	The policyholder has a policy with a company domiciled in Texas;

2.	The policyholder’s state of residence has a similar guaranty association; and

3.	The policyholder is not eligible for coverage by the guaranty association of the policyholder’s stale of residence.
Limits of Protection by Association
Accident, Accident and Health, or Health Insurance:
•	For each individual covered under one or more policies; up to a total of $500,000 for basic hospital, medical-surgical, and major medical insurance, $300,000 for disability or long term care insurance, and $200,000 for other types of health insurance.
Life Insurance:
•	Net cash surrender value or net cash withdrawal value up to a total of $100,000 under one or more policies on any one life;
or
•	Death benefits up to a total of $300,000 under one or more policies on any one life; or
•	Total benefits up to a total of $5,000,000 to any owner of multiple non-group life policies.
Individual Annuities:
•	Present value of benefits up to a total of $100,000 under one or more contracts on any one life.
Group Annuities:
•	Present value of allocated benefits up to a total of $100,000 on any one life; or
Texas

•	Present value of unallocated benefits up to a total of $5,000,000 for one contractholder regardless of the number of contracts.
Aggregate Limit:
•	$300,000 on any one life with the exception of the $500,000 health insurance limit, the $5,000,000 multiple owner life insurance limit, and the $5,000,000 unallocated group annuity limit,
Insurance companies and agents are prohibited by law from using the existence of the Association for the purpose of sales, solicitation, or inducement to purchase any form of insurance. When you are selecting an insurance company, you should not rely on Association coverage.

Texas Life, Accident, Health	Texas Department of
and Hospital Service	Insurance
Insurance Guaranty	P.O. Box 149104
Association	Austin, Texas 78714-9104
6504 Bridge Point Parkway	800-252-3439
Suite 450	www.tdi.state.tx.us
Austin, Texas 78730
800-982-6362 or
www.txlifega.org
Texas